                                                                    Exhibit 99.1

                             Joint Filer Information

Date of Event Requiring Statement:   March 2, 2011

Issuer Name and Ticker or Trading    Team Health Holdings Inc. [TMH]
Symbol:

Designated Filer:                    Blackstone Management Associates IV L.L.C.

Other Joint Filers:                  Ensemble Parent LLC
                                     Blackstone Capital Partners IV L.P.
                                     Blackstone Holdings III L.P.
                                     Blackstone Holdings III GP L.P.
                                     Blackstone Holdings III GP Management L.L.C.
                                     The Blackstone Group L.P.
                                     Blackstone Group Management L.L.C.
                                     Mr. Stephen A. Schwarzman

Addresses:                           The address of the principal business and
                                     principal office of each of
                                     Ensemble Parent LLC,
                                     Blackstone Capital Partners IV L.P.,
                                     Blackstone Management Associates IV L.L.C.,
                                     Blackstone Holdings III L.P.,
                                     Blackstone Holdings III GP L.P.,
                                     Blackstone Holdings III GP Management L.L.C.,
                                     The Blackstone Group L.P.,
                                     Blackstone Group Management L.L.C.
                                     and Mr. Stephen A.Schwarzman is
                                     c/o The Blackstone Group, 345 Park Avenue,
                                     New York, NY 10154.

Signatures:                          Ensemble Parent LLC
Dated: March 4, 2011                 By: /s/ Heidi S. Allen
                                     ------------------------------------------
                                     Name: Heidi S. Allen
                                     Title: Designated Signatory

                                     Blackstone Management Associates IV L.L.C.
                                     By:  /s/ John G. Finley
                                     -------------------------------------------
                                     Name: John G. Finley
                                     Title: Authorized Person

                                     Blackstone Capital Partners IV L.P.
                                     By:  /s/ John G. Finley
                                     -------------------------------------------
                                     Name: John G. Finley
                                     Title: Authorized Person

                                     Blackstone Holdings III L.P.
                                     By:  /s/ John G. Finley
                                     -------------------------------------------
                                     Name: John G. Finley
                                     Title: Authorized Person

                                     Blackstone Holdings III GP L.P.
                                     By:  /s/ John G. Finley
                                     ----------------------------------------
                                     Name: John G. Finley
                                     Title: Authorized Person

                                     Blackstone Holdings III GP Management L.L.C.
                                     By:  /s/ John G. Finley
                                     -------------------------------------------
                                     Name: John G. Finley
                                     Title: Authorized Person

                                     The Blackstone Group L.P.
                                     By:  /s/ John G. Finley
                                     -------------------------------------------
                                     Name: John G. Finley
                                     Title: Authorized Person

                                     Blackstone Group Management L.L.C.
                                     By:  /s/ John G. Finley
                                     -------------------------------------------
                                     Name: John G. Finley
                                     Title: Authorized Person

                                     Mr. Stephen A. Schwarzman
                                     By:  /s/ Stephen A. Schwarzman
                                     -------------------------------------------